POWER OF ATTORNEY

         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
S. Heenan and Robert L. Walker his attorneys in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                       /s/ John F. Barrett
                                       ----------------------------------------
                                       John F. Barrett

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                         /s/ Donald A. Bliss
                                         --------------------------------------
                                         Donald A. Bliss

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                       /s/ James N. Clark
                                       ----------------------------------------
                                       James N. Clark

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                         /s/ Eugene P. Ruehlmann
                                         --------------------------------------
                                         Eugene P. Ruehlmann

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                         /s/ Thomas L. Williams
                                         -----------------------------------
                                         Thomas L. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                         /s/ William J. Williams
                                         -----------------------------------
                                         William J. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 2001, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and any amendments or supplements thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or June 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2001.


                                          /s/ George H. Walker, III
                                          -----------------------------------
                                          George H. Walker, III